Income Taxes (Details 3) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred tax assets:
Accrued Expenses	$ 151	$ 108
Warrants and stock options	353	120
Intangibles	110	103
Inventories	127	118
Net operating loss	3,270	2,241
Less valuation allowance	(3,270)	(2,241)
Total deferred tax assets	741	449
Deferred tax liabilities:
Depreciation	(4,061)	(1,538)
Total deferred tax liabilities	(4,061)	(1,538)
Net deferred tax liability	$ (3,320)	$ (1,089)